Commitments and Contingencies	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies [Abstract]
Commitments and Contingencies

Note 9

Commitments and Contingencies:

Commitments

On March 10, 2021, the Company entered into a license agreement with Novartis Pharma AG (“Novartis”), whereby the Company obtained, on an exclusive basis in the U.S., all of the available data referred to and included in the original new drug application (“NDA”) for Sanorex® (mazindol) submitted to the U.S. Food and Drug Administration (“FDA”) in February 1972. The agreement encompasses all preclinical and clinical studies, data used for manufacturing including stability and other chemistry manufacturing and controls data, formulation data and know-how for all products containing mazindol as an active substance, and all post-marketing clinical studies and periodic safety reports from 1973 onwards. Under the agreement, the Company has obtained the same rights on a non-exclusive basis in all territories outside of the U.S. except for Japan, with the right to cross-reference the Sanorex NDA with non-U.S. regulatory agencies in the licensed territories. The Agreement includes the right to sublicense or assign the license to third parties, subject to such third parties meeting certain obligations. As consideration for the license, the Company paid Novartis $250,000 upon the signing of the agreement with milestone payments due as follows: (i) $750,000 payable following the end of a Phase II meeting with the FDA, with the amount to be reduced to $375,000 if toxicology studies must be repeated; (ii) $2 million following the earlier of U.S. Food and Drug Administration (“FDA”) marketing authorization of Quilience or Nolazol; (iii) 1% of any upfront and milestone payments, if any, from any sublicensees and (iv) $3 million as a one-time payment upon the Company’s product candidate reaching $250 million in cumulative sales.

Litigation

The Company may become involved in miscellaneous litigation and legal actions, including product liability, consumer, commercial, tax and governmental matters, which can arise from time to time in the ordinary course of the Company’s business. Litigation and legal actions are inherently unpredictable, and excessive verdicts can result in such situations.

On December 1, 2023, the Company received a letter from Cambrex Corporation, stating that as of December 1, 2023, the Company has an overdue balance for services completed under certain proposals by and between the Company, Cambrex High Point, Inc. and Avista Pharma Solutions, Inc. in the aggregate amount of $492,723. On October 10, 2024, the Company successfully settled the outstanding claim through a debt purchase agreement with an accredited investor, in the amount of $200,013, which effectively resolved the creditor claim.

On August 21, 2024, the Company received a letter from Dunn Lambert LLC, the law firm representing Clinilabs, Inc., or Clinilabs, stating that a complaint had been filed in the Superior Court of New Jersey. The complaint concerns three unpaid invoices totaling $886,412 plus interest at a rate of 6%. On June 1, 2023, Clinilabs entered into a start-up agreement with the Company. On December 4, 2023, the Company received five credit notes and two invoices from Clinilabs for services performed under the start-up agreement. On October 10, 2024, the Company successfully settled the outstanding claim through a debt purchase agreement with an accredited investor, in consideration of $500,223 and 49,475 common shares equal in value to $279,300, which effectively resolved the creditor claim.

On December 11, 2023, the Company received a notice alleging several causes of action, including a failure to remit payment for services rendered by CoreRX. On October 10, 2024, the Company successfully settled the outstanding claim through a debt purchase agreement with an accredited investor, in the amount of $511,835, which effectively resolved the creditor claim.

On June 11, 2024, the Company received a civil court complaint filed in the Civil Court of the City of New York by Chad Hellman, the former Chief Financial Officer of the Company. The Claimant is demanding approximately $35,171 for unpaid consulting fees. The Company responded to the civil court complaint in July 2024. On October 3, 2024, Chad Hellman dismissed his claim. The Company successfully settled the outstanding claim through payment of $36,940 to Chad Hellman on October 7, 2024.

On August 27, 2024, the Company received correspondence from Université de Lausanne, initiating the official “audience de conciliation” procedure, overseen by the ordinary civil court in Lausanne. The hearing was scheduled for October 9, 2024, at the Tribunal d’arrondissement de Lausanne. The complaint pertains to an unpaid invoice for research services amounting to $110,179, plus interest at a rate of 5%. At the hearing on October 9, 2024, Université de Lausanne was not open to discussing a potential settlement. The Company asserts that the services provided did not meet the required standard of care and intends to defend its position. On 9 May 2025, the Company filed a statement of defense and asserted a counterclaim in CHF 30,000 plus compensatory interests at a rate of 5% per annum since June 29, 2022.